UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  August 12, 2004
--------------------------------
(Date of earliest event reported)

     GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through
     ----------------------------------------------------------------------
                          Certificates, Series 2004-GG2
                          -----------------------------

             (Exact name of registrant as specified in its charter)

         New York                 333-115888-01               22-3442024
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


           85 Broad Street, New York, N.Y.                  10004
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     (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code: (212) 902-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2004-GG2 (the "Certificates"). On August 12, 2004, GS Mortgage Securities Corporation II (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent, of the Certificates, issued in twenty-five classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-1A, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), with an aggregate principal balance as of August 1, 2004 (the "Cut-Off Date") of $2,435,116,000, were sold to Goldman, Sachs & Co. ("GS&Co."), Greenwich Capital Markets, Inc. ("Greenwich"), Banc of America Securities LLC ("BofA"), Credit Suisse First Boston LLC ("CSFB"), Morgan Stanley & Co. Incorporated ("MSCI") and Wachovia Capital Markets, LLC ("Wachovia" and, together with GS&Co., Greenwich, BofA and CSFB, MSCI, the "Underwriters"). pursuant to an Underwriting Agreement, dated July 29, 2004, by and between the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2004, among the Company, Wells Fargo Bank, National Association, Lennar Partners, Inc., LaSalle Bank National Association and ABN AMRO Bank N.V.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORPORATION II



                                   By:    /s/ Leo Huang
                                       -------------------------
                                       Name:  Leo Huang
                                       Title: Chief Financial Officer



Date:  August 27, 2004

                                  Exhibit Index
                                  -------------

 Item 601(a) of Regulation
        S-K Exhibit No.          Description
 -------------------------       -----------

             4 Pooling and Servicing Agreement, dated as of August 1, 2004, among the Company, Wells Fargo Bank, National Association, Lennar Partners, Inc., LaSalle Bank National Association and ABN AMRO Bank N.V.